SUPPLEMENT TO THE PROSPECTUS
Supplement dated April 15, 2021, to the Prospectus dated April 29, 2020.

Massachusetts Investors Trust

Effective June 30, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Jude Jason	June 2021	Investment Officer of MFS

Effective immediately, the following is added to the paragraph following the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Effective May 1, 2023, Ted Maloney will no longer be a portfolio manager of the fund.

Effective June 30, 2021, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Jude Jason	Portfolio Manager	Employed in the investment area of MFS since 2012

Effective immediately, the following is added to the paragraph following the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Effective May 1, 2023, Ted Maloney will no longer be a portfolio manager of the fund.

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